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                                                                  Exhibit 10.1

                   AMENDMENT #1 TO ASSET PURCHASE AGREEMENT


         THIS AMENDMENT #1, dated August 11, 1998 (the "Amendment"), is to the ASSET PURCHASE AGREEMENT, dated as of April 13, 1998 (the "Agreement"), by and among SPEEDY MUFFLER KING INC., an Ontario corporation ("Parent"), SPEEDY (U.S.A.), INC., a Delaware corporation ("Speedy U.S.A."), BLOOR AUTOMOTIVE INC., a Delaware corporation ("Bloor"), SPEEDY CAR-X INC., a Delaware corporation ("Car-X", and together with Bloor, "Sellers"), SPEEDY HOLDING CORP., a Delaware corporation ("Purchaser"), and MONRO MUFFLER BRAKE, INC., a New York corporation ("Monro").

                                  WITNESSETH:
                                  -----------

         WHEREAS, the Parent, Speedy U.S.A, the Sellers, the Purchaser and Monro desire to amend the Agreement on the terms and conditions hereinafter set forth;

         WHEREAS, any capitalized term used and not defined herein shall have the same meaning as set forth in the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 2.1 of Article 12 of the Agreement is hereby amended to read in its entirety as follows:

                  "Section 2.1. PURCHASE PRICE. The aggregate purchase price (the "Purchase Price") for the Assets shall be (i) Fifty Two Million Dollars ($52,000,000), (ii) plus or minus any Adjusting Payment (as defined in Section 2.5), (iii) if the closing under the Detroit Contract has occurred prior to the Closing Date, minus the consideration received by Sellers or their affiliates in such sale net of related transaction costs (including, without limitation, legal fees, finders fees and environmental remediation expenditures) and (iv) minus any and all reasonably documented charges, costs, fees and expenses paid or incurred by Monro or Purchaser, such as utility charges, on behalf of the Sellers prior to the Closing Date. All references to "$" or "Dollars" in this Agreement shall mean U.S. Dollars unless otherwise specified."





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         2.   Paragraph (d) of Section 8.1 of Article 8 of the Agreement is
hereby amended to read in its entirety as follows:

         Section 8.1. TERMINATION. This Agreement may be terminated at any time at or prior to the Closing (the "Termination Date"):

                  "(d) by notice from either Monro or Parent to the other if the Acquisition shall not have been consummated on or before (i) July 13, 1998, if the Sellers have caused the condition set forth in
         Section 6.1(c) to be satisfied on or before June 22, 1998, and otherwise (ii) 20 days after the Sellers have caused the condition set forth in Section 6.1(c) to be satisfied, but in no event later than August 31, 1998 (unless in any case the failure to consummate the Acquisition by such date shall be due to the action or failure to act of the party or its Affiliate seeking to terminate this Agreement, including, without limitation, any breach of its obligations under Section 5.4)."


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.


                                       SPEEDY MUFFLER KING INC.


                                       By:  /s/ Mary Jane Allen
                                          -------------------------------
                                          Name:  Mary Jane Allen
                                          Title:  Treasurer


                                       BLOOR AUTOMOTIVE INC.


                                       By:  /s/ Mary Jane Allen
                                          -------------------------------
                                          Name:  Mary Jane Allen
                                          Title:  Controller


                                       SPEEDY CAR-X INC.


                                       By:  /s/ Mary Jane Allen
                                          -------------------------------
                                          Name:  Mary Jane Allen
                                          Title:  Controller




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                                       SPEEDY (U.S.A.), INC.


                                       By:  /s/ Mary Jane Allen
                                          -------------------------------
                                          Name:  Mary Jane Allen
                                          Title:  Controller


                                       SPEEDY HOLDING CORP.


                                       By:  /s/ Catherine D'Amico
                                          -------------------------------
                                          Name:  Catherine D'Amico
                                          Title:  Secretary


                                       MONRO MUFFLER BRAKE, INC.


                                       By:  /s/ Catherine D'Amico
                                          -------------------------------
                                          Name:  Catherine D'Amico
                                          Title:  Chief Financial Officer






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